[LEHMAN BROTHERS LOGO]                                        [UBS WARBURG LOGO]


                                     ANNEX B
                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C3
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-C3

                                 $1,377,597,148
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE


                         7.8%                      0.9%
                         0.7%                      0.3%
                         0.6%                      0.1%
                        17.2%                      0.2%
                         3.2%                      9.5%
                         0.4%                     19.5%
                         1.5%                      0.7%
                         0.3%                      3.9%
                        13.2%                      0.6%
                         0.6%                      0.9%
                         0.2%                      6.8%
                         0.6%                      1.4%
                         1.0%                      0.2%
                         0.2%                      2.1%
                         0.8%                      2.4%
                         1.7%                      0.6%



                    % of Initial Pool by Cut-Off Date Balance



[LEHMAN BROTHERS LOGO]                                        [UBS WARBURG LOGO]

                            BEAR, STEARNS & CO. INC.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C3
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-C3
    CREDIT
  ENHANCEMENT
--------------------------------------------------------------------------------
                                 CLASS A-1
    18.00%        ----------------------------------------
                                 CLASS A-2
----------------------------------------------------------
    14.00%                        CLASS B
----------------------------------------------------------
    10.63%                        CLASS C
----------------------------------------------------------
     9.50%                        CLASS D
----------------------------------------------------------
     8.25%                        CLASS E
----------------------------------------------------------
     7.00%                        CLASS F
----------------------------------------------------------
     6.13%                        CLASS G                       CLASS X(1)
----------------------------------------------------------
     5.00%                        CLASS H
----------------------------------------------------------
     3.50%                        CLASS J
----------------------------------------------------------
     3.00%                        CLASS K
----------------------------------------------------------
     2.25%                        CLASS L
----------------------------------------------------------
     2.00%                        CLASS M
----------------------------------------------------------
     1.50%                        CLASS N
----------------------------------------------------------
     1.25%                        CLASS P
----------------------------------------------------------
      N/A                         CLASS Q
--------------------------------------------------------------------------------

(1) The Class X certificates have the right to the excess interest from the underlying mortgage loans in the trust. The Class X certificates will be privately placed.

==================================================================================================================================
  CLASS         ORIGINAL FACE           RATINGS            COUPON        INITIAL   WTD AVG LIFE     PRINCIPAL          OFFERING
                   AMOUNT             (S&P/FITCH)       DESCRIPTION      COUPON    (YEARS) (1)      WINDOW(1)            TYPE
----------------------------------------------------------------------------------------------------------------------------------
   A-1          $350,184,990             AAAAAA          Fixed Rate                   5.77        08/01 - 12/10         Public
----------------------------------------------------------------------------------------------------------------------------------
   A-2          $779,444,010            AAA/AAA          Fixed Rate                   9.72        12/10 - 06/11         Public
----------------------------------------------------------------------------------------------------------------------------------
    B            $55,104,000             AA/AA         Fixed Rate(2)                  9.90        06/11 - 07/11         Public
----------------------------------------------------------------------------------------------------------------------------------
    C            $46,494,000              A/A          Fixed Rate(2)                  9.97        07/11 - 07/11         Public
----------------------------------------------------------------------------------------------------------------------------------
    D            $15,498,000             A-/A-         Fixed Rate(2)                  9.97        07/11 - 07/11         Public
----------------------------------------------------------------------------------------------------------------------------------
    E            $17,220,000           BBB+/BBB+       Fixed Rate(2)                  9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    F            $17,220,000            BBB/BBB            WAC(3)                     9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    G            $12,054,000           BBB-/BBB-           WAC(3)                     9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    H            $15,498,000             BB+(8)          Fixed Rate                   9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    J            $20,664,000             BB(8)           Fixed Rate                   9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    K             $6,888,000             BB-(8)          Fixed Rate                   9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    L            $10,332,000             B+(8)           Fixed Rate                   9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    M             $3,444,000             B(8)            Fixed Rate                   9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    N             $6,888,000             B-(8)           Fixed Rate                   9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    P             $3,444,000             CCC(8)          Fixed Rate                   9.97        07/11 - 07/11      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    Q            $17,220,147              NR             Fixed Rate                  12.50        07/11 - 03/20      Private 144A
----------------------------------------------------------------------------------------------------------------------------------
    X         $1,377,597,147(4,5)      AAA/AAA            WAC I/O                     8.79(6)     08/01 - 03/20(7)   Private 144A
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL       $1,377,597,147              --                --             --          --               --                --
==================================================================================================================================

(1) Expected assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and pay off on their respective anticipated repayment dates.
(2) For any distribution date, if the weighted average of the net interest rates on the mortgage loans is less than the rate specified for such class then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net mortgage interest rate.
(3) "WAC" describes a variable coupon equal to the weighted average of certain net mortgage interest rates on the underlying mortgage loans.
(4)  Represents notional amount.
(5)  The Class X certificates have rights to the excess interest off all loans.
(6)  Represents weighted average life of notional amount.
(7) Represents period over which the notional amount of the subject class of certificates will be reduced to zero.
(8)  S&P only.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

CERTAIN OFFERING POINTS

      O ORIGINATORS OF COLLATERAL. The collateral consists of 134 mortgage loans (the "Mortgage Loans") with a principal balance, as of the Cut-Off Date, July 11, 2001 (the "Cut-Off Date"), of approximately $1.38 billion. Generally, the mortgage loans were originated by, or by affiliates of, Lehman Brothers Bank FSB or UBS Warburg Real Estate Investments Inc., either directly or through conduit correspondents. Certain of the UBS Warburg loans were originated by an entity that became an affiliate of UBS Warburg after the origination of these loans.

      O CALL PROTECTION. 100.0% of the Mortgage Loans contain call protection provisions. As of the Cut-Off Date, 100.0% of the Mortgage Loans provide for an initial lockout period. The weighted average initial lockout period for all loans is 9.4 years. Following their initial lockout periods, 132 Mortgage Loans representing 99.4% of the initial mortgage pool balance prohibit voluntary prepayments but permit defeasance for some part of their remaining terms. The Mortgage Loans are generally prepayable without penalty between zero to six months prior to Mortgage Loan maturity or anticipated repayment date ("ARD"), with a weighted average open period of two months.

      O      NO LOAN IS DELINQUENT 30 DAYS OR MORE AS OF THE CUT-OFF DATE.

      O WEIGHTED AVERAGE REMAINING LOCK-OUT PERIOD AND, IF APPLICABLE, DEFEASANCE OF 9.2 YEARS.

             $10,280,576 AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE; $7,210,869
      O AVERAGE LOAN BALANCE EXCLUDING THE 4 INVESTMENT GRADE LARGE LOANS AS THE CUT-OFF DATE.

      O 1.51X WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO ("U/W DSCR"), BASED ON UNDERWRITTEN NET CASH FLOW, AS OF THE CUT-OFF DATE.

      O      65.5% WEIGHTED AVERAGE LOAN TO VALUE ("LTV") AS OF THE CUT-OFF
             DATE.

      O      57.4% WEIGHTED AVERAGE LTV AT MATURITY OR ARD.

      O THERE WILL BE 5 INVESTMENT GRADE LOANS TO BE INCLUDED IN THE MORTGAGE POOL (Chrysler Building, Cape Cod Mall, Vista Ridge, Westlake Center and Shoppingtown Mall loans), representing in the aggregate 35.1% of the initial mortgage pool balance as of the Cut-Off Date, which have been confirmed to us by S&P and Fitch, in the context of their inclusion in the securitization trust, as having investment grade credit characteristics (the "Investment Grade Loans").

      O ONE OF THE INVESTMENT GRADE LOANS IS THE PRODUCT OF AN "A/B NOTE" STRUCTURE ("CHRYSLER BUILDING A NOTE"): The Chrysler Building ($180,000,000) has a 43.4% LTV as of the Cut-Off date and a 2.14x U/W DSCR. S&P and Fitch have confirmed to us that the Chrysler Building loan, in the context of its inclusion in the securitization trust, has credit characteristics consistent with obligations rated investment grade. Additionally, the Chrysler Building loan has a "Companion Loan" secured by the same collateral. Such Companion Loan has, as confirmed to us by S&P and Fitch, has credit characteristics consistent with an obligation rated investment grade

      O PROPERTY TYPE DIVERSIFICATION (BY BALANCE): 42.5% Retail (20.7% Anchored, 16.9% Regional Mall and 5.0% Unanchored); 34.9% Office; 11.6% Multifamily (includes 1.5% Mobile Home Park); 3.5% Industrial/Warehouse; 3.3% Hotel; 2.2% Self-Storage; 1.0% Office/Industrial; 0.7% Other and 0.3% Mixed Use.

      O GEOGRAPHIC DISTRIBUTION (BY BALANCE). The properties are distributed throughout 32 states. New York (19.5%); California (17.2%); Texas (13.2%); Massachusetts (9.5%); Washington (7.8%);
             Virginia (6.8%); Pennsylvania (3.9%); Arizona (3.2%); and all other states less than 3.0% each.

      O MONTHLY INVESTOR REPORTING. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

      O      CASH FLOWS WILL BE MODELED ON BLOOMBERG.

      Except as otherwise indicated, percentages (%) represent the scheduled principal balance of the subject loan or loans as of the Cut-Off Date (as to each loan, the "Cut-Off Date Balance") compared to the total scheduled principal balance of the entire mortgage pool as of the Cut-Off Date (the "Initial Pool Balance"); weighted averages are derived using Cut-Off Date Balances; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

    RATING AGENCIES:         Standard and Poor's Ratings Services ("S&P") and
                             Fitch, Inc. ("Fitch")

    TRUSTEE:                 LaSalle Bank National Association

    FISCAL AGENT:            ABN AMRO Bank N.V.

    MASTER SERVICER:         First Union National Bank

    SPECIAL SERVICER:        Lennar Partners, Inc.

    CLOSING DATE:            On or about July 26, 2001

    CUT-OFF DATE:            July 11, 2001

    PUBLIC
    CERTIFICATES:            Approximately $1.25 billion

    PRIVATE
    CERTIFICATES*:           Approximately $130.87 million
                             *The Private Certificates are not offered hereby.

    ERISA: Classes A-1, A-2, B, C, D, E, F and G are expected to be eligible for each of the underwriters' individual prohibited transaction exemptions.

    DETERMINATION DATE:      11th day of each month or, if such day is not a
                             business day, then the following business day.

    PAYMENT: Pays on the 4th business day after Determination Date of each month, commencing in August, 2001.

    OPTIONAL CALL:           1% Clean-up Call.

    MORTGAGE LOANS:          As of the Cut-Off Date, the Mortgage Loans have a
                             weighted average coupon ("WAC") of 7.410% and a weighted average remaining term to maturity of 112 months (assuming that the ARD loans mature on their respective anticipated repayment dates). See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

    CREDIT
    ENHANCEMENT:             Credit enhancement for each class of offered
                             Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

    DISTRIBUTIONS:           As to any Distribution Date, the total amount of
                             payments (or advances in lieu thereof) and other collections of principal on the Mortgage Loans that is distributable to the Certificateholders is herein referred to as the "Principal Distribution
                             Amount". Principal and interest payments will generally be made to Certificateholders in the following order:
                                1) Interest to the A-1 Class, A-2 Class and X
                                   Class pro rata,
                                2) Principal up to the Principal Distribution
                                   Amount to the A-1 Class until such class is retired, (1)
                                3) After the A-1 Class is retired, principal up
                                   to the Principal Distribution Amount to the Class A-2 until such Class is retired, (1)
                                4) Interest to Class B, and then, after the A-2
                                   Class is retired, principal up to the
                                   Principal Distribution Amount to Class B until such Class is retired,
                                5) Interest to Class C, and then, after the B
                                   Class is retired, principal up to the
                                   Principal Distribution Amount to Class C until such Class is retired,
                                6) Interest to Class D, and then, after the C
                                   Class is retired, principal up to the
                                   Principal Distribution Amount to Class D until such Class is retired; interest and principal up to the related Principal Distribution Amount to Classes E, F, G, H, J, K, L, M, N, P and Q Classes, sequentially.

                               (1) A-1 and A-2 Classes are pro rata if Classes B
                                   through Q are retired.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


REALIZED LOSSES: Realized Losses from any Mortgage Loan will be allocated in reverse sequential order (i.e. Classes Q, P, N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through Q have been retired by losses, Realized Losses shall be applied to the A-1 and A-2 Classes pro-rata.

APPRAISAL                  REDUCTIONS: With respect to certain specially
                           serviced Mortgage Loans as to which an appraisal is required, including any Mortgage Loan that becomes 60 days delinquent or if a balloon payment is not received within 20 days of its due date, an Appraisal
                           Reduction Amount may be created, generally in the amount, if any, by which the unpaid and unadvanced principal balance of such Mortgage Loan, together with unadvanced interest, unreimbursed advances and certain other items, exceeds the sum of 90% of the appraised value of the related Mortgaged Property, plus certain escrows, letters of credit and reserve funds. The Appraisal Reduction Amount will reduce proportionately the P&I Advance for that loan, which reduction may result in a shortfall of interest to one or more of the most subordinate classes of interest-bearing certificates outstanding. The
                           Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for a specified number of months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                                                         MINIMUM               INCREMENTS
                    CLASSES                           DENOMINATION             THEREAFTER              DELIVERY
------------------------------------------------------------------------------------------------------------------------
             A-1, A-2, B, C AND D                        $10,000                   $1                    DTC

PREPAYMENT PREMIUMS*

=============================================================================================================================
      PREPAYMENT         7/01      7/02      7/03       7/04      7/05      7/06      7/07       7/08      7/09      7/10
       PREMIUM
-----------------------------------------------------------------------------------------------------------------------------
   LOCK-OUT / DEF.      100.0%    100.0%    100.0%     99.4%      99.4%     99.3%     99.3%     99.3%      99.3%     99.3%
-----------------------------------------------------------------------------------------------------------------------------
  YIELD MAINTENANCE        -         -         -        0.6%      0.6%      0.7%      0.7%       0.7%      0.7%      0.7%
=============================================================================================================================
      SUB TOTAL:        100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%    100.0%    100.0%
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
          2%               -         -         -         -          -         -         -         -          -         -
-----------------------------------------------------------------------------------------------------------------------------
          1%               -         -         -         -          -         -         -         -          -         -
-----------------------------------------------------------------------------------------------------------------------------
         OPEN              -         -         -         -          -         -         -         -          -         -
=============================================================================================================================
        TOTAL:          100.0%    100.0%    100.0%     100.0%    100.0%    100.0%    100.0%     100.0%    100.0%    100.0%
=============================================================================================================================

* % represents % of then outstanding balance as of the date shown, assuming no prepayments or defaults and ARD loans mature and payoff on their respective anticipated repayment dates.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


OPEN PREPAYMENT PERIOD AT END OF LOAN (I.E. PRIOR TO MATURITY DATE OR ARD, AS APPLICABLE):

============================================================================
     OPEN PERIOD AT END          NUMBER OF LOANS          % OF INITIAL
          OF LOAN*                                        POOL BALANCE
============================================================================
            NONE                        42                    22.2%
----------------------------------------------------------------------------
          1 MONTH                       29                    12.7%
----------------------------------------------------------------------------
          2 MONTHS                      17                    11.4%
----------------------------------------------------------------------------
          3 MONTHS                      43                    49.9%
----------------------------------------------------------------------------
          4 MONTHS                       2                     3.4%
----------------------------------------------------------------------------
          6 MONTHS                       1                     0.5%
============================================================================
           TOTAL:                      134                   100.0%
============================================================================
* Weighted average open period at end of loan is two months.

RESERVES:        The table below does not include the investment grade large loans that have been confirmed by S&P and Fitch, as having in the context of their inclusion in the trust, credit characteristics consistent with obligations rated investment grade.

=======================================================================
                                                % OF CONDUIT LOANS
                                                     W/ESCROWS*
=======================================================================
Replacement Reserves                                   96.5%
-----------------------------------------------------------------------
Taxes                                                  98.6%
-----------------------------------------------------------------------
Insurance                                              86.7%
-----------------------------------------------------------------------
TI & LC (Retail)                                       96.6%
-----------------------------------------------------------------------
TI & LC (Industrial)                                  100.0%
-----------------------------------------------------------------------
TI & LC (Office)                                       95.9%
=======================================================================
* Escrows are in the form of either cash or letters of credit.

CASH MANAGEMENT: Mortgage Loans representing 95.8% of the initial mortgage pool balance employ cash management systems.

==============================================================
                                     MORTGAGE POOL
==============================================================
Springing Lockbox            47.2% of Initial Pool Balance
--------------------------------------------------------------
Hard Lockbox*                48.7% of Initial Pool Balance
==============================================================
* Includes hard lockboxes that are under lender's control and are subject to cash management agreements which require daily or weekly sweeps to accounts controlled by the borrower until the occurrence of certain trigger events.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


CHRYSLER BUILDING A NOTE:
                         The Chrysler Building A Note is the product of the bifurcation of an original whole loan into two separate loans: an A Note and a B Note. The A Note has been deposited into the trust and will pay principal and interest to the Trust, with the B Note paying interest only until the A Note is retired. The B Note or securities backed thereby have been confirmed by S&P and Fitch that its credit characteristics, in the context of its inclusion in the securitization trust, is consistent with obligations rated investment grade. The following table provides a summary of that loan:

===================================================================================================================================
      CHRYSLER        PROPERTY    # OF       CUT-OFF DATE      % OF     COUPON    TERM TO     AMORTIZATION     U/W        LTV(5)
      BUILDING          TYPE      PROP.        BALANCE         LOAN               MATURITY        TERM         DSCR
-----------------------------------------------------------------------------------------------------------------------------------
      A Note           Office       1        $180,000,000      81.8%              10 years    30 years(2)    2.14x(3)     43.4%
-----------------------------------------------------------------------------------------------------------------------------------
     B Note(1)         Office       1        $40,000,000       18.2%              10 years        N/A       1.80x(3,4)    53.0%(4)
===================================================================================================================================
    TOTAL/WEIGHTED AVERAGE:         1        $220,000,000     100.0%     6.91%    10 YEARS      30 YEARS      1.80X       53.0%
===================================================================================================================================

(1)  Privately placed.
(2) Amortization calculated based on combined principal balance of A Note and B Note.
(3) Calculated based on 6.91% interest rate. The weighted average interest rate of the A Note and the B Note is expected to be 6.91%
(4)  Including A Note Balance.
(5)  Based on an appraised value of $415,000,000.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


INVESTMENT GRADE MORTGAGE LOANS(1):

===========================================================================================================
                                  PROPERTY        CUT-OFF DATE          %           U/W
            NAME                    TYPE             BALANCE         OF DEAL       DSCR           LTV
===========================================================================================================
     Chrysler Building            Office          $180,000,000        13.1%        2.14x         43.4%
===========================================================================================================
       Cape Cod Mall           Regional Mall      $ 99,694,017         7.2%        1.68x         62.3%
===========================================================================================================
      Vista Ridge Mall         Regional Mall      $ 89,771,643         6.5%        1.57x         62.3%
===========================================================================================================
      Westlake Center             Office          $ 70,718,479         5.1%        1.75x         41.0%
===========================================================================================================
  TOTAL/WEIGHTED AVERAGE:           --            $440,184,139        32.0%        1.86X         51.1%
===========================================================================================================

(1) S&P and Fitch have confirmed to the Depositor that the credit characteristics of the loans above, in the context of their inclusion in the securitization trust, are consistent with obligations rated investment grade.



OTHER SIGNIFICANT MORTGAGE LOANS:

==========================================================================================================================
                                  PROPERTY            CUT-OFF DATE             %               U/W
            NAME                    TYPE                 BALANCE            OF DEAL            DSCR               LTV
==========================================================================================================================
    Sterik Portfolio(1)       Anchored Retail         $ 55,622,613            4.0%             1.24x(2)          75.6%(2)
==========================================================================================================================
    Shoppingtown Mall(3)       Regional Mall          $ 43,451,161            3.2%             1.65x             56.7%
==========================================================================================================================
    International Place            Office             $ 40,951,842            3.0%             1.22x             71.2%
==========================================================================================================================
     Fairfax Apartments         Multifamily           $ 39,468,569            2.9%             1.26x             78.2%
==========================================================================================================================
   Northampton Crossings      Anchored Retail         $ 37,398,718            2.7%             1.29x             78.7%
==========================================================================================================================
  TOTAL/WEIGHTED AVERAGE:            --               $216,892,904           15.7%             1.33X             72.0%
==========================================================================================================================

(1) Portfolio consists of seven loans which are not cross-collateralized.
(2) Weighted Average
(3) S&P and Fitch have confirmed to the Depositor that the credit characteristics of the loan above, in the context of its inclusion in the securitization trust, is consistent with obligations rated investment grade.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


INVESTMENT GRADE MORTGAGE LOANS:

================================================================================
                             CHRYSLER BUILDING LOAN
================================================================================
A NOTE CUT-OFF DATE BALANCE:             $180,000,000
--------------------------------------------------------------------------------
A NOTE COUPON:                           6.91%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:              July 11, 2011
--------------------------------------------------------------------------------
TERM TO ARD:                             10 years
--------------------------------------------------------------------------------
AMORTIZATION:                            30 years (interest only for first two
                                         years)
--------------------------------------------------------------------------------
SPONSOR:                                 Tishman Speyer/Travelers Real Estate
                                         Venture, L.P. ("TST")/TMW Real Estate
                                         Group LLC ("TMW")/ERGO Trust GmbH
--------------------------------------------------------------------------------
PROPERTY:                                Office Building with 1,196,972 rentable
                                         square feet
--------------------------------------------------------------------------------
LOCATION:                                New York, NY
--------------------------------------------------------------------------------
YEAR BUILT:                              1929/most recently renovated 1998-2001
--------------------------------------------------------------------------------
TOP FIVE TENANTS:                        Swidler Berlin Shereff Friedman LLP,
                                         Jenkens & Gilchrist Parker Chapin LLP,
                                         United Nations Office for Project
                                         Services, Blank Rome Tenzer Greenblatt
                                         LLP, Prudential Securities
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:                       98.7% as of March 2001
--------------------------------------------------------------------------------
APPRAISED VALUE:                         $415,000,000
--------------------------------------------------------------------------------
LTV (A NOTE):                            43.4%
--------------------------------------------------------------------------------
U/W DSCR (A NOTE):                       2.14x
--------------------------------------------------------------------------------
RESERVES:                                Monthly reserves for insurance and
                                         replacements. Sponsor guarantees
                                         completion of certain capital
                                         improvements. Sponsor and Ergo
                                         Versicherungsgruppe AG jointly
                                         guarantee certain unfunded leasing
                                         obligations. Escrows for Business
                                         Improvement District taxes
--------------------------------------------------------------------------------
LOCKBOX:                                 Hard lockbox.
================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


 INVESTMENT GRADE MORTGAGE LOANS (CONTINUED):

================================================================================
                               CAPE COD MALL LOAN
================================================================================
CUT-OFF DATE BALANCE:                   $99,694,017
--------------------------------------------------------------------------------
COUPON:                                 6.797%
--------------------------------------------------------------------------------
MATURITYDATE:                           March 11, 2011
--------------------------------------------------------------------------------
TERM TO MATURITY:                       10 years
--------------------------------------------------------------------------------
AMORTIZATION:                           30 years
--------------------------------------------------------------------------------
SPONSOR:                                Mayflower Realty LLC - Simon Property
                                        Group ("Simon")/New York State Teachers'
                                        Retirement System/Teachers Insurance and
                                        Annuity Association of America/ JP
                                        Morgan Investment Management Inc.
--------------------------------------------------------------------------------
PROPERTY:                               Regional Mall with total gross leasable
                                        area of 727,606 square feet
--------------------------------------------------------------------------------
LOCATION:                               Hyannis, MA
--------------------------------------------------------------------------------
YEAR BUILT:                             1971, expanded in 1978, renovated in
                                        1986 and renovated/expanded in 1999/2000
--------------------------------------------------------------------------------
ANCHORS:                                Sears, Filene's(1), Macy's(1), Best Buy
                                        and Marshalls
--------------------------------------------------------------------------------
2000 ANCHOR SALES/SF:                   Sears $318; Filene's $358(2); Macy's
                                        $236(2); Best Buy $980; and Marshalls
                                        $278
--------------------------------------------------------------------------------
TOP FIVE MAJOR/IN-LINE TENANTS:         Hoyt's Cinema, Barnes & Noble, Record
                                        Town, Gap Body, Express
--------------------------------------------------------------------------------
2000 IN-LINE SALES/SF:                  $484 psf
--------------------------------------------------------------------------------
2000 IN-LINE COST OF OCCUPANCY:         12.3%
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:                      99.3% as of February 2001 (including Gap
                                        expansion and Barnes & Noble
                                        construction)
--------------------------------------------------------------------------------
APPRAISED VALUE:                        $160,000,000
--------------------------------------------------------------------------------
LTV:                                    62.3%
--------------------------------------------------------------------------------
U/W DSCR:                               1.68x
--------------------------------------------------------------------------------
RESERVES:                               Monthly reserves for taxes, for rents
                                        under ground leases and for the purchase
                                        price to exercise the purchase option on
                                        one ground lease. TI/LC's and Capex are
                                        guaranteed by Mayflower Realty LLC.
--------------------------------------------------------------------------------
LOCKBOX:                                Hard lockbox
================================================================================
(1) Not part of the loan collateral.
(2) Estimated sales psf.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

 INVESTMENT GRADE MORTGAGE LOANS (CONTINUED):

================================================================================
                                VISTA RIDGE LOAN
================================================================================
CUT-OFF DATE BALANCE:                  $89,771,643
--------------------------------------------------------------------------------
COUPON:                                6.87%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:            April 11, 2011
--------------------------------------------------------------------------------
TERM TO ARD:                           10 years
--------------------------------------------------------------------------------
AMORTIZATION:                          30 years
--------------------------------------------------------------------------------
SPONSOR:                               GGP/Homart, Inc. (owned 50% by General
                                       Growth Properties, Inc. and 50% by New
                                       York State Common Retirement Fund)
--------------------------------------------------------------------------------
PROPERTY:                              Regional Mall with total gross leasable
                                       area of 1,052,839 square feet
--------------------------------------------------------------------------------
LOCATION:                              Lewisville (Dallas MSA), Texas
--------------------------------------------------------------------------------
YEAR BUILT:                            1989/expanded and renovated in 1991
--------------------------------------------------------------------------------
ANCHORS(1):                            Dillard's, Foley's, Sears and JCPenney
--------------------------------------------------------------------------------
2000 ANCHOR SALES/SF(2):               Dillard's $256; Foley's $280; Sears $214;
                                       JCPenney $166
--------------------------------------------------------------------------------
TOP FIVE IN-LINE TENANTS:              Limited, Luby's, Bath & Body Works,
                                       Limited Express, Gap
--------------------------------------------------------------------------------
2000 IN-LINE SALES/SF:                 $368
--------------------------------------------------------------------------------
2000 IN-LINE COST OF OCCUPANCY:        11.56%
--------------------------------------------------------------------------------
OVERALL OCCUPANCY:                     98.0% as of June 2001
--------------------------------------------------------------------------------
APPRAISED VALUE:                       $144,000,000
--------------------------------------------------------------------------------
LTV:                                   62.3%
--------------------------------------------------------------------------------
U/W DSCR:                              1.57x
--------------------------------------------------------------------------------
RESERVES:                              Monthly reserves for taxes. Insurance
                                       reserves will be required if insurance is
                                       no longer carried under GGP/Homart's
                                       blanket policy.
--------------------------------------------------------------------------------
LOCKBOX:                               Springing lockbox if debt service
                                       coverage falls below 1.25x.
--------------------------------------------------------------------------------
GUARANTEE:                             $11 million guarantee of principal and
                                       interest payments from GGP/Homart, Inc.
                                       The amount of the guarantee is reduced in
                                       increments to zero upon reaching
                                       increased levels of NOI as specified in
                                       the loan documents.
================================================================================
(1) The four anchors' stores and pads are not part of the loan collateral.
(2) Anchor sales for 2000 are estimates as reported to the depositor by the borrowers property manager.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


  INVESTMENT GRADE MORTGAGE LOANS (CONTINUED):


================================================================================
                              WESTLAKE CENTER LOAN
================================================================================
CUT-OFF DATE BALANCE:                  $70,718,479
--------------------------------------------------------------------------------
COUPON:                                7.89%
--------------------------------------------------------------------------------
ANTICIPATED REPAYMENT DATE:            February 11, 2011
--------------------------------------------------------------------------------
TERM TO ARD:                           10 years
--------------------------------------------------------------------------------
AMORTIZATION:                          30 years
--------------------------------------------------------------------------------
SPONSOR:                               The Rouse Company
--------------------------------------------------------------------------------
PROPERTY:                              Office Building with 453,635 rentable
                                       square feet comprised of 342,742 square
                                       feet of office space, 110,893 square feet
                                       of retail space and a 265-space parking
                                       garage
--------------------------------------------------------------------------------
LOCATION:                              Seattle, Washington
--------------------------------------------------------------------------------
YEAR BUILT:                            1987-1989
--------------------------------------------------------------------------------
TOP FIVE OFFICE TENANTS:               SAFECO Insurance Company of America,
                                       Primus Knowledge Solutions, Inc.,
                                       Bullivant Houser Bailey PC, Ogden Murphy
                                       Wallace, Coffman Engineers
--------------------------------------------------------------------------------
TOP FIVE RETAIL TENANTS:               Galleries of Neiman Marcus, Brentano's
                                       Book Store, Express, Talbots, Casual
                                       Choice
--------------------------------------------------------------------------------
2001 IN-LINE SALES/SF:                 $467 for trailing twelve months February
                                       2001
--------------------------------------------------------------------------------
WTD. AVG. OVERALL OCCUPANCY:           96.8% as of March 2001 (office 97.2%,
                                       retail 95.4%)
--------------------------------------------------------------------------------
APPRAISED VALUE:                       $172,500,000
--------------------------------------------------------------------------------
LTV:                                   41.0%
--------------------------------------------------------------------------------
U/W DSCR:                              1.75x
--------------------------------------------------------------------------------
RESERVES:                              Monthly reserves for taxes and insurance.
--------------------------------------------------------------------------------
LOCKBOX:                               Springing lockbox if debt service
                                       coverage falls below 1.25x.
================================================================================

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------

ANTICIPATED REPAYMENT DATE LOANS:

                    24 Mortgage Loans, representing 46.1% of the Initial Pool Balance, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date" or "ARD") prior to maturity set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the mortgaged property, as determined in the related mortgage, to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no prepayment consideration will be due in connection with any principal prepayment on, after, and in some cases, for a short period prior to, the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.


DETAILED MONTHLY INVESTOR REPORTING:

                    Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

          NAME OF REPORT                               DESCRIPTION (INFORMATION PROVIDED)
---------------------------------------------------------------------------------------------------------------
1    Distribution Date Statement              Principal and interest distributions, principal balances
---------------------------------------------------------------------------------------------------------------
2    Mortgage Loan Status Report              Portfolio stratifications
---------------------------------------------------------------------------------------------------------------
3    Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
---------------------------------------------------------------------------------------------------------------
4    Delinquent Loan Status Report            Listing of delinquent mortgage loans
---------------------------------------------------------------------------------------------------------------
5    Historical Loan Modification Report      Information on modified mortgage loans
---------------------------------------------------------------------------------------------------------------
6    Historical Liquidation Report            Net Liquidation proceeds and realized losses
---------------------------------------------------------------------------------------------------------------
7    REO Status Report                        NOI and value of REO
---------------------------------------------------------------------------------------------------------------
8    Servicer Watch List                      Listing of loans in jeopardy of becoming Specially Serviced
---------------------------------------------------------------------------------------------------------------
9    Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-off statement


ADVANCING:          The Master Servicer will be obligated to make advances of
                    scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                    Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related Mortgage Loan. If the Master
                    Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS:  The Controlling Class will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. A majority of Certificateholders of the Controlling Class will, subject to certain limitations, be entitled to replace the Special Servicer. Such holders of the Controlling Class will also have the right to select a representative that may direct or advise the Special Servicer with respect to special servicing actions subject to the servicing standards set in the Pooling and Servicing Agreement. However, in the case of the Chrysler Building Mortgage Loan, for so long as the principal amount of the corresponding companion (B Note) loan (net of any existing related Appraisal Reduction Amount) is at least 50% of the original principal amount of such companion loan, the holder of such companion loan will have the right to direct or advise the Special Servicer with respect to special servicing actions for Chrysler Building Mortgage Loan and the corresponding companion loan.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


                  GENERAL CHARACTERISTICS
==========================================================

           CHARACTERISTICS
==========================================================
        Initial Pool Balance             $1,377,597,148
----------------------------------------------------------
           Number of Loans                    134
----------------------------------------------------------
              Gross WAC                      7.410%
----------------------------------------------------------
           Original WAM(1)                 115 months
----------------------------------------------------------
          Remaining WAM(1)                 112 months
----------------------------------------------------------
       Average Loan Balance(2)            $10,280,576
----------------------------------------------------------
      Weighted Average U/W DSCR              1.51x
----------------------------------------------------------
      WA Cut-Off Date LTV Ratio              65.5%
----------------------------------------------------------
      WA LTV at Maturity/ARD(1)              57.4%
----------------------------------------------------------
        Geographic Diversity               32 states
----------------------------------------------------------
        Balloon or ARD Loans                 100.0%
==========================================================
(1) Assumes ARD loans mature on their anticipated repayment dates. Includes significantly amortizing loans.
(2) $7,210,869 when excluding the Investment  Grade Large
    Loans.


                    PROPERTY TYPES
 ====================================================
                                % OF INITIAL POOL
       PROPERTY TYPES                BALANCE
 ----------------------------------------------------
           Retail                      42.5%
 ----------------------------------------------------
           Office                      34.9%
 ----------------------------------------------------
       Multifamily(1)                  11.6%
 ----------------------------------------------------
            Hotel                       3.3%
 ----------------------------------------------------
      Industrial/W'hse                  3.5%
 ----------------------------------------------------
        Self Storage                    2.2%
 ----------------------------------------------------
     Office/ Industrial                 1.0%
 ----------------------------------------------------
            Other                       0.7%
 ----------------------------------------------------
          Mixed Use                     0.3%
 ====================================================
           TOTAL:                     100.0%
 ====================================================
 (1) Includes Mobile Home Parks (1.5% of the initial mortgage pool balance).


                                                COLLATERAL SUMMARY BY PROPERTY TYPE
===================================================================================================================================
                                                   % OF
                                   AGGREGATE      INITIAL      AVERAGE       GROSS     REM.                       WA
                         # OF     CUT-OFF DATE     POOL     CUT-OFF DATE      WAC      WAM     WA       WA    OCCUPANCY    BALLOON
      PROPERTY TYPE      LOANS     BALANCE ($)    BALANCE    BALANCE ($)      (%)     (MOS)    LTV     DSCR    RATE (%)       %
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL                     56     $586,140,119     42.5%     $10,466,788     7.302%    116    69.3%    1.44X     97.6%      87.2%
-----------------------------------------------------------------------------------------------------------------------------------
    Other Anchored(3)      36     $284,476,120     20.7%      $7,902,114     7.431%    115    76.0%    1.30x     97.4%      87.0%
-----------------------------------------------------------------------------------------------------------------------------------
    Regional Mall           3     $232,916,821     16.9%     $77,638,940     7.050%    117    61.3%    1.63x     97.4%      87.0%
-----------------------------------------------------------------------------------------------------------------------------------
    Unanchored             17      $68,747,178      5.0%      $4,043,952     7.625%    113    69.2%    1.39x     98.9%      88.2%
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE                     25     $481,338,744     34.9%     $19,253,550     7.464%    113    56.6%    1.70X     97.4%      89.3%
-----------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY(4)             32     $159,632,308     11.6%      $4,988,510     7.450%     92    75.6%    1.32X     95.0%      90.9%
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/WAREHOUSE        9      $48,623,992      3.5%      $5,402,666     7.404%     88    72.9%    1.30X     98.7%      90.0%
-----------------------------------------------------------------------------------------------------------------------------------
HOTEL                       5      $44,891,890      3.3%      $8,978,378     7.636%    116    67.1%    1.52X      N/A       81.9%
-----------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE                2      $29,980,195      2.2%     $14,990,098     8.080%    120    54.7%    1.50X     92.8%      89.5%
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE/INDUSTRIAL           2      $13,185,062      1.0%      $6,592,531     7.967%    112    57.1%    1.63X     87.9%      88.8%
-----------------------------------------------------------------------------------------------------------------------------------
OTHER                       2      $10,059,538      0.7%      $5,029,769     6.739%    224   101.2%    1.00X    100.0%      23.9%
-----------------------------------------------------------------------------------------------------------------------------------
MIXED USE                   1       $3,745,300      0.3%      $3,745,300     7.580%    118    72.9%    1.31X    100.0%      88.6%
===================================================================================================================================
TOTAL/AVG/WTD.AVG:        134   $1,377,597,148    100.0%     $10,280,576     7.410%    112    65.5%    1.51X     97.1%(2)   87.9%
===================================================================================================================================

(1) Assumes ARD loans mature on their anticipated repayment dates.
(2) Excludes hotels.
(3) Includes properties with single tenants that are nationally recognized.
(4) Includes mobile home parks (1.5% of the initial mortgage pool balance).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


                  LOAN SIZE DISTRIBUTION
===========================================================
     CUT-OFF DATE BALANCE          # OF     % OF INITIAL
          RANGES ($)              LOANS     POOL BALANCE
-----------------------------------------------------------
         0 - 2,000,000              23           2.4%
-----------------------------------------------------------
     2,000,001 - 6,000,000          62          17.4%
-----------------------------------------------------------
    6,000,001 - 10,000,000          18          10.2%
-----------------------------------------------------------
    10,000,001 - 14,000,000         13          11.6%
-----------------------------------------------------------
    14,000,001 - 18,000,000          5           6.1%
-----------------------------------------------------------
    18,000,001 - 25,000,000          4           6.3%
-----------------------------------------------------------
    25,000,001 - 40,000,000          3           7.9%
-----------------------------------------------------------
    40,000,001 - 60,000,000          2           6.1%
-----------------------------------------------------------
   60,000,001 - 100,000,000          3          18.9%
-----------------------------------------------------------
   greater than 100,000,000          1          13.1%
===========================================================
            TOTAL:                 134         100.0%
===========================================================
Min.: $499,665
Max.: $180,000,000
Avg.: $10,280,576


                 GROSS RATE DISTRIBUTION
==========================================================
                                           % OF INITIAL
     GROSS RATE RANGES          # OF           POOL
            (%)                 LOANS         BALANCE
----------------------------------------------------------
       6.501 - 6.750              2             0.7%
----------------------------------------------------------
       6.751 - 7.000              5            27.7%
----------------------------------------------------------
       7.001 - 7.250             24            10.7%
----------------------------------------------------------
       7.251 - 7.500             38            21.3%
----------------------------------------------------------
       7.501 - 7.750             31            13.8%
----------------------------------------------------------
       7.751 - 8.000             24            18.0%
----------------------------------------------------------
       8.001 - 8.250              4             3.8%
----------------------------------------------------------
       8.251 - 8.500              4             2.6%
----------------------------------------------------------
       8.501 - 8.750              2             1.2%
==========================================================
           TOTAL:                134          100.0%
==========================================================
Min.: 6.739%
Max.: 8.700%
Wtd. Avg.: 7.410%



              REMAINING TERM TO MATURITY(1)
===========================================================
                                   # OF     % OF INITIAL
            MONTHS                 LOANS     POOL BALANCE
===========================================================
            49 - 60                 15           9.2%
-----------------------------------------------------------
            73 - 84                  5           2.0%
-----------------------------------------------------------
           97 - 108                  2           1.2%
-----------------------------------------------------------
           109 - 120               110          86.9%
-----------------------------------------------------------
           217 - 228                 2           0.7%
===========================================================
            TOTAL:                 134         100.0%
===========================================================

(1) Assumes ARD Loans mature on their anticipated repayment dates.

Min.: 56 months
Max.: 224 months
Wtd. Avg.: 112 months



               REMAINING AMORTIZATION TERM
==========================================================
                                           % OF INITIAL
           MONTHS               # OF           POOL
           MONTHS               LOANS         BALANCE
----------------------------------------------------------
         133 - 144                1            0.4%
----------------------------------------------------------
         253 - 264                2            0.7%
----------------------------------------------------------
         289 - 300               17            6.9%
----------------------------------------------------------
         313 - 324                3            1.7%
----------------------------------------------------------
         337 - 348                3            1.8%
----------------------------------------------------------
         349 - 360              108           88.5%

==========================================================
           TOTAL:               134          100.0%
==========================================================
Min.: 143  months
Max.: 360  months
Wtd. Avg.:351  months




                                 PAGE 15 OF 17

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------


         UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
                        (U/W DSCR)
===========================================================
                                            % OF INITIAL
                                  # OF          POOL
                                  LOANS        BALANCE
-----------------------------------------------------------
            <1.20                   2           0.7%
-----------------------------------------------------------
         1.21 - 1.24               10           7.7%
-----------------------------------------------------------
         1.25 - 1.29               28          16.3%
-----------------------------------------------------------
         1.30 - 1.34               34          18.4%
-----------------------------------------------------------
         1.35 - 1.44               32           9.1%
-----------------------------------------------------------
         1.45 - 1.59               18          16.7%
-----------------------------------------------------------
         1.60 - 1.69                7          12.5%
-----------------------------------------------------------
         1.70 - 1.99                2           5.5%
-----------------------------------------------------------
         2.00 - 2.14                1          13.1%
===========================================================
            TOTAL:                 134        100.0%
===========================================================
Min.: 1.00x
Max.: 2.14x
Wtd. Avg.:1.51x



               LOAN TO VALUE RATIOS (LTV)

==========================================================
                                           % OF INITIAL
         CUT-OFF DATE             # OF         POOL
        LTV RANGES (%)            LOANS       BALANCE
----------------------------------------------------------
        35.001 - 45.000             3          18.6%
----------------------------------------------------------
        45.001 - 55.000             5           1.9%
----------------------------------------------------------
        55.001 - 60.000             5           5.5%
----------------------------------------------------------
        60.001 - 65.000             7          16.2%
----------------------------------------------------------
        65.001 - 70.000            16           4.1%
----------------------------------------------------------
        70.001 - 75.000            52          28.1%
----------------------------------------------------------
        75.001 - 80.000            44          24.8%
----------------------------------------------------------
           80.001 or greater        2           0.7%
==========================================================
            TOTAL:                134         100.0%
==========================================================
Min.: 35.4%
Max.: 102.6%
Wtd. Avg.: 65.5%




                    OCCUPANCY RATES(1)
===========================================================
                                            % OF INITIAL
    CUT-OFF DATE OCCUPANCY        # OF          POOL
          RANGES (%)              LOANS        BALANCE
-----------------------------------------------------------
        81.20 - 85.00               1            0.6%
-----------------------------------------------------------
        85.01 - 90.00               5            4.8%
-----------------------------------------------------------
        90.01 - 95.00              24           18.1%
-----------------------------------------------------------
        95.01 - 100.00             99           76.4%
===========================================================
            TOTAL:                129          100.0%
===========================================================
(1) Excluding hotels.

Min.: 81.2%
Max.: 100.0%
Wtd. Avg.: 97.1%



             MATURITY DATE/ARD LOAN TO VALUE
==========================================================
                                           % OF INITIAL
       MATURITY DATE/ARD          # OF         POOL
        LTV RANGES (%)            LOANS       BALANCE
----------------------------------------------------------
        10.001 - 35.000             4           1.5%
----------------------------------------------------------
        35.001 - 40.000             3          18.4%
----------------------------------------------------------
        40.001 - 45.000             2           0.3%
----------------------------------------------------------
        45.001 - 50.000             2           1.3%
----------------------------------------------------------
        50.001 - 55.000            11          20.6%
----------------------------------------------------------
        55.001 - 60.000             9           4.5%
----------------------------------------------------------
        60.001 - 65.000            34          18.3%
----------------------------------------------------------
        65.001 - 70.000            49          22.4%
----------------------------------------------------------
        70.001 - 75.000            20          12.6%
==========================================================
            TOTAL:                134         100.0%
==========================================================
Min.: 13.8%
Max.: 74.2%
Wtd. Avg.:57.4%




                                 PAGE 16 OF 17

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.

----------------------------------------------------------------



                  GEOGRAPHIC DISTRIBUTION
===========================================================
                                # OF        % OF INITIAL
          STATE              PROPERTIES     POOL BALANCE
-----------------------------------------------------------
         New York                11             19.5%
-----------------------------------------------------------
        California               31             17.2%
-----------------------------------------------------------
          Texas                  19             13.2%
-----------------------------------------------------------
      Massachusetts               8              9.5%
-----------------------------------------------------------
        Washington                6              7.8%
-----------------------------------------------------------
         Virginia                 5              6.8%
-----------------------------------------------------------
       Pennsylvania               3              3.9%
-----------------------------------------------------------
         Arizona                  6              3.2%
-----------------------------------------------------------
         Florida                 10              2.4%
-----------------------------------------------------------
         Georgia                  5              2.1%
-----------------------------------------------------------
           Ohio                   5              1.7%
-----------------------------------------------------------
          Kansas                  8              1.5%
-----------------------------------------------------------
      North Carolina              4              1.4%
-----------------------------------------------------------
         Illinois                 3              1.0%
-----------------------------------------------------------
         Maryland                 1              0.9%
-----------------------------------------------------------
        Tennessee                 3              0.9%
===========================================================



                  GEOGRAPHIC DISTRIBUTION
==========================================================
                             # OF          % OF INITIAL
        STATE             PROPERTIES       POOL BALANCE
----------------------------------------------------------
      Michigan                5                0.8%
----------------------------------------------------------
     Connecticut              2                0.7%
----------------------------------------------------------
       Oregon                 1                0.7%
----------------------------------------------------------
      Louisiana               4                0.6%
----------------------------------------------------------
     New Jersey               2                0.6%
----------------------------------------------------------
       Hawaii                 1                0.6%
----------------------------------------------------------
      Minnesota               1                0.6%
----------------------------------------------------------
       Nevada                 3                0.6%
----------------------------------------------------------
      Colorado                2                0.4%
----------------------------------------------------------
      Oklahoma                1                0.3%
----------------------------------------------------------
       Alabama                1                0.3%
----------------------------------------------------------
     Mississippi              1                0.2%
----------------------------------------------------------
      Missouri                1                0.2%
----------------------------------------------------------
   South Carolina             1                0.2%
----------------------------------------------------------
    New Hampshire             1                0.2%
----------------------------------------------------------
        Maine                 3                0.1%
==========================================================
       TOTAL:               158              100.0%
==========================================================



====================================================================
          LOAN TYPE               NUMBER           % OF INITIAL
                                 OF LOANS          POOL BALANCE
====================================================================
           Balloon                 110                53.9%
--------------------------------------------------------------------
          ARD Loan                  24                46.1%
====================================================================
           TOTAL:                  134               100.0%
====================================================================









                                 PAGE 17 OF 17

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE OFFERING DOCUMENT). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT.